SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to sec. 240.14a-12.

Smith Barney Allocation Series Inc.	Citigroup Investments Corporate Loan Fund Inc.
Smith Barney Multiple Discipline Trust	Real Estate Income Fund Inc.
Smith Barney Institutional Cash Management Fund Inc.	Zenix Income Fund Inc.
Smith Barney Aggressive Growth Fund Inc.	Managed High Income Portfolio Inc.
Smith Barney Investment Funds Inc.	Smith Barney Investment Series
Smith Barney Equity Funds	Smith Barney Trust II
Smith Barney Muni Funds	Salomon Funds Trust
Intermediate Muni Fund Inc.	Variable Annuity Portfolios
Smith Barney Municipal Money Market Fund Inc.	CitiFunds Premium Trust
High Income Opportunity Fund Inc.	CitiFunds Institutional Trust
Smith Barney Funds, Inc.	CitiFunds Trust I
Smith Barney Income Funds	CitiFunds Trust III
Smith Barney Small Cap Core Fund, Inc.	Salomon Brothers Capital Fund Inc
Smith Barney Money Funds, Inc.	Salomon Brothers Investors Value Fund Inc
Smith Barney Fundamental Value Fund Inc.	Salomon Brothers Series Funds Inc
Greenwich Street Series Fund	Salomon Brothers Variable Series Funds Inc
Smith Barney Managed Municipals Fund Inc.	Salomon Brothers Institutional Series Funds Inc
Smith Barney California Municipals Fund Inc.	The Salomon Brothers Fund Inc
Smith Barney New Jersey Municipals Fund Inc.	Salomon Brothers Capital and Income Fund Inc.
Smith Barney Oregon Municipals Fund	Salomon Brothers Emerging Markets Debt Fund Inc.
Smith Barney Arizona Municipals Fund Inc.	Salomon Brothers Emerging Markets Income Fund Inc.
Smith Barney Core Plus Bond Fund Inc.	Salomon Brothers Emerging Markets Income Fund II Inc.
Smith Barney Sector Series Inc.	Salomon Brothers Emerging Markets Floating Rate Fund Inc.
Smith Barney Massachusetts Municipals Fund	Salomon Brothers Global High Income Fund Inc.
Smith Barney Investment Trust	Salomon Brothers Global Partners Income Fund Inc.
Smith Barney Appreciation Fund Inc.	Salomon Brothers High Income Fund Inc
Smith Barney World Funds, Inc.	Salomon Brothers High Income Fund II Inc
Travelers Series Fund Inc.	Salomon Brothers Inflation Management Fund Inc.
SB Adjustable Rate Income Fund Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc
Managed Municipals Portfolio Inc.	Salomon Brothers Variable Rate Strategic Fund Inc.
Municipal High Income Fund Inc.	Salomon Brothers Worldwide Income Fund Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

MUTUAL FUND PROXY SOLICITATION

For broker-dealer and CAM sales desk use only

•	What is the vote for?

To approve a new management agreement between your fund and its current investment adviser and any subadviser, and (for open-end funds only) to elect board members.

•	Why am I being asked to vote on a new management agreement and subadvisory agreement, if applicable?

Citigroup Inc. is the parent company of each of your funds’ investment advisers and, if applicable, certain of your funds’ subadvisers. Citigroup has entered into an agreement to sell its asset management business, Citigroup Asset Management, which includes the funds’ investment advisers and subadvisers, to Legg Mason, Inc.

The sale will cause the funds’ current management or advisory agreements to terminate, as well as for the relevant funds, the current subadvisory agreements. The sale will not be completed unless a number of conditions are met. One of these conditions is that shareholders of a certain number of the funds managed by Citigroup affiliates approve the proposed new agreements.

Each of your fund’s Board of Directors or Trustees has approved, and recommends that you approve, the new agreements.

•	How would this change potentially benefit the shareholder?

We believe that being a “pure play” asset manager is an attractive model for our clients because the sole focus is on investment management. The combination of Legg Mason and Citigroup Asset Management (CAM) will create one of the world’s largest asset management organizations representing over $800 billion in assets under management.

•	How do I vote?

You can vote your shares by attending the meeting, or if you do not expect to attend, by one of the following three methods:

-Via a toll-free number (please see the white proxy card for more information)

-Via an Internet site, by going to https://vote.proxy-direct.com and following the instructions, using your white proxy card as a guide

-By signing and dating each white proxy card you received and returning it in the accompanying postage-paid envelope

•	When is the final date for submitting your vote?

Votes must be submitted prior to the shareholder meetings scheduled to be held on October 21, 2005; you may also attend the meetings in person and vote at that time.

•	What is the % vote needed?

With respect to a fund’s management agreement or subadvisory agreement, the lesser of the vote of (a) 67% or more of the voting securities of the fund present in person or by proxy (if the holders of more than 50% of the outstanding voting securities are present in person or by proxy) or (b) a majority of the outstanding voting securities of the fund (the legal requirement under the Investment Company Act of 1940). With respect to the election of directors or trustees, a plurality of the voting securities of the fund present in person or by proxy.

•	How many potential proxies could you receive?

The number of proxy cards you receive will depend on the number of funds that you hold and how you hold them. If you own shares in a number of funds, each proxy card that you receive may relate to more than one fund.

•	How do I get another proxy if I misplaced mine?

You can call our proxy solicitor at 1-866-718-0017.

•	What information is available for clients and or FCs & where is it located?

Clients will receive a proxy statement, cover letter, Q&A and white proxy card in the mail. This information will also be posted on FC Linx and on the CAM website.

•	When did the proxy statements mail?

Proxy statements for most funds were mailed over a period of days beginning on or about September 2.

•	Who is the proxy solicitor and when will they start calling clients?

The proxy solicitor is Computershare Fund Services, Inc. Calls are expected to begin on or about September 13.

To be mailed by internal or external brokers to their clients owning shares of CAM-advised mutual funds

[to be placed on firm letterhead]

RE: Citigroup Asset Management Fund Proxy Solicitations

Dear [valued client]:

This is an important letter regarding your mutual funds managed by Citigroup Asset Management.

On June 24, Citigroup and Legg Mason, Inc. announced that they had signed a definitive agreement under which Citigroup will sell substantially all of its asset management business in exchange for Legg Mason’s broker/dealer business and other considerations.

In connection with this transaction, investors who own mutual funds managed by investment advisers that are part of Citigroup Asset Management are being asked to approve new management agreements and, in certain cases, subadvisory agreements and elect directors or trustees. Proxy statements seeking your approval were mailed in early September.

Please note that you may receive a separate proxy statement for each fund that you own. Therefore, you could receive a single proxy statement or many, depending on the number of funds that you own as well as whether other members of your household own fund shares.

Regardless of the number of proxy statements you receive, please be assured that the procedure for voting is simple and convenient. You can attend the meeting or use any of the three following methods to vote:

1.	Call a toll-free phone number (please consult the white proxy card(s) enclosed with the proxy statement for more information);

2.	Use the Web site (https://vote.proxy-direct.com) and following the instructions, using your white proxy card(s) for guidance, or,

3.	Sign, date and return the white proxy card(s) enclosed with the proxy statement.

Also, keep in mind that I am available to offer any guidance you need during this important process. Please call my office if I can be of any assistance whatsoever.

Sincerely,

[insert financial professional information]

Citigroup Asset Management’s investment services are provided by Smith Barney Asset Management (a division of Citigroup Global Markets Inc.), Salomon Brothers Asset Management Inc, Citibank Global Asset Management (a unit of Citibank, N.A.) and other affiliated advisory entities.